CERTIFICATION UNDER SECTION 906 OF SARBANES-OXLEY ACT OF 2002

Name of Registrant: Thrivent Mutual Funds

In connection with the Report on Form N-CSR for the applicable issuers, the undersigned hereby certify, to the best of her or his knowledge, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the applicable issuer.

Date: August 28, 2014

/s/ Russell W. Swansen
Russell W. Swansen
President

Date: August 28, 2014

/s/ Gerard V. Vaillancourt
Gerard V. Vaillancourt
Treasurer